STRATEGIC PARTNERS CONCENTRATED GROWTH FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

October 6, 2006

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of Strategic Partners Concentrated Growth Fund (the SP Fund) would be acquired by Jennison Select Growth Fund (Jennison Fund, and together with the SP Fund, the Funds), and the Jennison Fund would acquire all of the liabilities of the SP Fund (the Reorganization). The SP Fund is a series of Strategic Partners Mutual Funds, Inc., (SPMF), a Maryland corporation. The Jennison Fund is a series of Strategic Partners Opportunity Funds (Opportunity Fund), a Delaware statutory trust. The shareholders' meeting of the SP Fund shareholders (the Meeting) is scheduled for Thursday, December 14, 2006 at 5:00 p.m. Eastern time.

The Boards of Directors/Trustees of SPMF and Opportunity Fund have reviewed and approved the proposal and recommended that it be presented to shareholders of the SP Fund for their consideration. Although the Boards have determined that the proposal is in the best interests of each Fund's shareholders, the final decision to approve the proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with similar investment objective, similar investment policies, and will allow you to enjoy a substantially larger asset base over which expenses may be spread. In addition, SP Fund shareholders as a result of the Reorganization are expected to realize a reduction in gross annual operating expenses, while net annual operating expenses are expected to remain unchanged.

The accompanying combined proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Jennison Fund.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-800-735-3428 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
President

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STRATEGIC PARTNERS CONCENTRATED GROWTH FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Strategic Partners Concentrated Growth Fund (the SP Fund), a series of the Strategic Partners Mutual Funds, Inc. (SPMF), a Maryland corporation, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Thursday, December 14, 2006, at 5:00 p.m. Eastern time, for the following purposes:

1.  For shareholders of the SP Fund to approve or disapprove a Plan of Reorganization under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Jennison Select Growth Fund (Jennison Fund, and together with the SP Fund, the Funds), a series of Strategic Partners Opportunity Funds (Opportunity Fund), a Delaware statutory trust. In connection with this proposed transfer, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal dollar value of the same class of the Jennison Fund and outstanding shares of the SP Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors of SPMF, on behalf of the SP Fund, has fixed the close of business on September 15, 2006 as the record date for the determination of the shareholders of the SP Fund, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: October 6, 2006

A proxy card is enclosed along with this combined Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of SPMF recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the Internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROSPECTUS
for
JENNISON SELECT GROWTH FUND,
A SERIES OF STRATEGIC PARTNERS OPPORTUNITY FUNDS
and
PROXY STATEMENT
for
STRATEGIC PARTNERS CONCENTRATED GROWTH FUND, A SERIES OF
STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated October 6, 2006

Acquisition of the Assets, and Assumption of Liabilities, of the Strategic Partners Concentrated Growth Fund By, and in exchange for shares of, the Jennison Select Growth Fund

This combined Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of Strategic Partners Concentrated Growth Fund (the SP Fund), a series of the Strategic Partners Mutual Funds, Inc. (SPMF), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of SPMF for use at a special meeting of shareholders of the SP Fund and at any adjournments or postponements thereof (the Meeting).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday, December 14, 2006 at 5:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about October 23, 2006.

The purpose of the Meeting is for shareholders of the SP Fund to vote on a Plan of Reorganization (the Plan) under which the SP Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, Jennison Select Growth Fund (Jennison Fund, and together with the SP Fund, the Funds), a series of Strategic Partners Opportunity Funds (SP Opportunity Funds), a Delaware statutory trust, in exchange for shares of the Jennison Fund, which will be distributed to shareholders of the SP Fund, and the subsequent cancellation of shares of the SP Fund and its liquidation (the Reorganization).

If the Plan is approved by shareholders of the SP Fund, each whole and fractional share of each class of the SP Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of the Jennison Fund, shareholders of the SP Fund will become shareholders of the Jennison Fund and the SP Fund will be liquidated.

The investment objective and investment policies of the Funds are similar. The investment objective of the SP Fund is to seek growth of capital, while the investment objective of the Jennison Fund is long-term growth of capital. The SP Fund will pursue its objective by investing primarily in equity securities. Currently, the Jennison Fund normally invest at least 65% of the Fund's total assets in equity-related securities of U.S. companies that is believed to have strong capital appreciation potential. Effective November 1, 2006, the Jennison Fund will normally invest at least 65% of the Fund's total assets in equity and equity-related securities that are believed to have strong capital appreciation potential. The primary equity-related securities in which the Jennison Fund invests are common stocks. If the shareholders of the SP Fund approve the Plan, they will become shareholders of the Jennison Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of the Jennison Fund that you should know about before voting. You should retain it for future reference. Additional information about the Jennison Fund and each proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Jennison Fund, dated May 31, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for the Jennison Fund, dated May 31, 2006, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated October 6, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•   An Annual Report to Shareholders for the Jennison Fund for the fiscal year ended February 28, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Jennison Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Jennison Fund (attached as Exhibit B), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the SP Fund and the Jennison Fund into a single mutual fund. The SP Fund is an open-end investment company that is organized as a series of SPMF, a Maryland corporation. The Jennison Fund also is an open-end investment company that is organized as a series of SP Opportunity Funds, a Delaware statutory trust.

If shareholders of the SP Fund vote to approve the Plan, the assets of the SP Fund will be transferred to, and all of the liabilities of the SP Fund will be assumed by, the Jennison Fund in exchange for an equal value of shares of the Jennison Fund. Shareholders of the SP Fund will have their shares exchanged for shares of Jennison Fund of equal dollar value based upon the value of the shares at the time the SP Fund's assets are transferred to the Jennison Fund. After the transfer of assets and exchange of shares has been completed, the SP Fund will be liquidated and dissolved. If you approve the Plan, you will cease to be a shareholder of the SP Fund and will become a shareholder of the Jennison Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Directors of SPMF and the Board of Trustees of the SP Opportunity Funds have determined that the proposed Reorganization is in the best interests of the SP Fund, the Jennison Fund, and the shareholders of the SP Fund and the Jennison Fund, and have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Directors of SPMF, on behalf of the SP Fund, and the Board of Trustees of SP Opportunity Funds, on behalf of the Jennison Fund, have approved the Plan and the Board of Directors of SPMF, on behalf of the SP Fund, unanimously recommend that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the SP Fund at the close of business on September 15, 2006 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at the meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at a Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Jennison Fund, you should read the Prospectus (enclosed as Exhibit B) and SAI for the Jennison Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objective and investment policies of the Funds are similar. The investment objective of the SP Fund is to seek growth of capital, while the investment objective of the Jennison Fund is long-term growth of capital. The Jennison Fund's investment objective is a fundamental policy that cannot be changed by its Board of Trustees without shareholder approval. The Board of Trustees of the SP Opportunity Fund can change investment policies that are not fundamental without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser as follows:

The Jennison Fund's strategy is to invest in the favorite stock selection ideas of one or more investment subadvisers. The Jennison Fund's subadviser builds a portfolio with stocks in which it has the highest confidence and may invest more than 5% of its assets in any one issuer. The Jennison Fund may also invest in foreign securities. The Jennison Fund may actively and frequently trade its portfolio securities. During market declines, the Jennison Fund's subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, the Jennison Fund's subadviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the Fund. The Jennison Fund normally invests at least 65% of the Fund's total assets in equity-related securities of U.S. companies that is believed to have strong capital appreciation potential. The primary equity-related securities in which the Fund invests are common stocks. The Jennison Fund's subadviser uses a growth investment style to select approximately 20-50 securities. In deciding which stocks to buy, the Jennison Fund's subadviser uses what is known as a growth investment style. This means that the subadviser will invest in stocks that it believes could experience superior sales or earnings growth. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A stock's price decline does not necessarily mean that the Jennison Fund's subadviser will sell the stock at that time.

Effective November 1, 2006, the Jennison Fund will normally invest at least 65% of its total assets in equity and equity-related securities of companies believed to have strong capital appreciation potential.

In addition to common stocks in which the Jennison Fund primarily invests, equity-related securities include nonconvertible preferred stocks; convertible securities; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities. Convertible securities are securities – like bonds, corporate notes and preferred stocks – that we can convert into the company's common stock or some other equity security. REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income – most of which comes from rents, mortgages and gains on sales of property – to shareholders. While REITs themselves do not pay income taxes if they meet certain IRS requirements, the distributions they make to investors are taxable. The Jennison Fund may invest in REITs as part of its principal investment strategy.

The SP Fund will pursue its objective by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the SP Fund's subadviser believes have potential to achieve capital appreciation over the long-term. The SP Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by its sub-advisor to be positioned for long-term growth. Realization of income is not a significant investment consideration and any income realized on the SP Fund's investments, therefore, will be incidental to the SP Fund's objective.

Each of the Funds is a nondiversified fund, meaning that they can invest in a relatively small number of issuers, compared to a diversified fund. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund. See "Comparison of Other Policies – Diversification" and "Investment Restrictions" below.

The Funds typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

After the Reorganization is completed, it is expected that the combined, surviving fund will be managed according to the investment objective and policies of Jennison Fund.

Comparison of Other Policies

Diversification

The Funds are classified as "non diversified" investment companies under the 1940 Act. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Funds' share price and total return. Because of this, the Funds' share price can be expected to fluctuate more than a comparable diversified fund.

Foreign Securities

The Funds may invest in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers. Effective November 1, 2006, the Jennison Fund may invest up to 35% of its assets in foreign securities. For these purposes, ADRs, American Depository Shares and other similar receipts or shares traded in U.S. markets are not considered by the Jennison Fund to be foreign securities, while the SP Fund considers such securities to be foreign securities. No more than 25% of the SP Fund's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States. As a result of the Reorganization, shareholders of the SP Fund would be subject to greater foreign securities risk.

Money Market Instruments

The Jennison Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Fixed Income Securities

Although the Funds expect to invest primarily in equity securities, each Fund may also invest to a lesser degree in fixed income securities. The SP Fund invests in debt securities when the SP Fund perceives an opportunity for capital growth from such securities. The SP Fund may invest up to 35% of its assets in bonds rated below investment grade by the primary rating agencies (junk bonds), 25% of its assets in mortgage- and asset-backed securities, and 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments). The SP Fund may invest in other types of income producing securities including, but are not limited to, the following types of securities:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give the SP Fund the option to obligate a broker, dealer or bank to repurchase a security held by the SP at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The SP Fund will not invest more than 5% of its assets in inverse floaters. The SP Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

Derivative Instruments

The SP Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). The SP Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the SP Fund may also use derivative instruments for non-hedging purposes such as seeking to increase income. The SP Fund may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

The Jennison Fund may also use various derivative strategies to try to improve the Fund's returns, as well as hedging techniques to try to protect the Jennison Fund's assets. The Jennison Fund may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. Derivatives that involve leverage could magnify losses. The Jennison Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives selected may not match or offset the Jennison Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

When the Funds use derivative strategies, they designate certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Futures Contracts and Related Options. The Funds may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Funds may enter into foreign currency forward contracts to protect the value of their assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Funds may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Funds may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Options on Financial Indexes. The Funds may purchase and sell put and call options on financial indexes traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Funds will sell only covered options.

Short Sales. The Jennison Fund may make short sales of a security. This means that the Jennison Fund may sell a security that it does not own, which it may do, for example, when we think the value of the security will decline. The Jennison Fund generally borrows the security to deliver to the buyers in a short sale. The Jennison Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Jennison Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Jennison Fund will lose money if the price of the security increases between the time of the short sale and the date when the Jennison Fund replaces the borrowed security.

The SP Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

Temporary Investments

The SP Fund may increase its cash position without limitation when its subadviser is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the subadviser. While the SP Fund is in a defensive position, the opportunity for the SP Fund to achieve its investment objectives of capital growth will be limited. To the extent the SP Fund invests temporarily in cash or similar investments, such investments are not consistent with the Fund's investment objectives and such investments may limit the SP Fund's ability to achieve its investment objective.

In response to adverse market, economic or political conditions, the Jennison Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is not consistent with the Jennison Fund's investment objectives and limits the Jennison Fund's ability to achieve its investment objectives, but can help to preserve the Jennison Fund's assets.

Repurchase Agreements

The Jennison Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Subject to guidelines promulgated by the Directors of SPMF, the SP Fund may enter into reverse repurchase agreements. Pursuant to an exemptive order granted by the SEC, the SP Fund and other funds advised or subadvised by the subadviser may invest in repurchase agreements and other money market instruments through a joint trading account. The SP Fund will segregate liquid assets to cover positions that potentially leverage the Fund.

U.S. Government Securities

The Jennison Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Additional Strategies

The Jennison Fund follows certain policies when it borrows money (the Funds can borrow up to 33 1/3% of the value of its total assets); purchases shares of affiliated mutual funds (the Funds may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short-term bond funds with a portfolio maturity of three years or less); and lends its securities to others (the Funds can lend up to 33 1/3% of the value of its total assets).

The Funds may invest up to 10% of their total assets in other unaffiliated investment companies, such as mutual funds, provided that the investment is consistent with the Funds' investment policies and restrictions. Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund's total assets with respect to any one investment company; and 10% of the Fund's total assets in the aggregate.

Illiquid Securities

The Funds may invest up to 15% of their respective net assets in illiquid securities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) purchase or sell real estate; (iii) underwrite securities; (iv) make loans (except for certain securities lending transactions); (v) borrow money (except for non-leveraging, temporary or emergency purposes); and (vi) purchase or sell physical commodities.

The SP Fund has an additional fundamental policy restricting the SP Fund, with respect to 50% of its total assets, from purchasing a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities other investment companies), if, as a result, (i) more than 5% of the value of the SP Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the SP Fund.

For purpose of investment restriction (v) above, under the 1940 Act, the Funds can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, each Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

Although not fundamental, the Funds have the following investment restrictions.

The Jennison Fund may not:

(1) Make investments for the purpose of exercising control or management.

(2) Invest in securities of other investment companies, except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Securities and Exchange Commission.

(3) Purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

In addition, the SP Fund may not:

(1) Purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Directors of SPMF, its investment advisor or the subadviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

(2) Enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the SP Fund's net assets;

(3) Enter into any futures contracts if the aggregate amount of the SP Fund's commitments under outstanding futures contracts positions of the SP Fund would exceed the market value of the total assets of the SP Fund;

(4) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

(5) Mortgage or pledge any securities owned or held by the SP Fund in amounts that exceed, in the aggregate, 15% of the SP Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts;

(6) Invest in companies for the purpose of exercising management or control;

(7) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the subadviser or its affiliates; or

(8) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the SP Fund may make margin deposits in connection with futures contracts or other permissible investments.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. The Funds invest in securities according to specific investment policies and objectives and, as a result, the investments are limited to a comparatively narrow segment of the economy. Because the Funds invest a substantial portion (or all) of their assets in equity and equity-related securities, the Funds are subject to the risks associated with investments in equity securities, and the Funds' share prices therefore may fluctuate substantially. This is true despite the SP Fund's focus on the equity securities of larger more-established companies. The primary risk associated with investments in equity securities is that the value of the stocks the Funds hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial. The Funds' share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Funds (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Individual stocks could lose value, the equity markets could go down, resulting in a decline in value of the Fund's investments. Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow. Changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund's investments. Because of the types of securities in which the Funds invest, the Funds are designed for those who are investing for the long term. Since the Funds take a growth approach to equity investments, they will tend to be subject to more risk than a fund that takes a value approach to investing, although this will not always be the case. In addition, there is the risk that the growth investment style may be out of favor for a period of time.

The Funds are subject to an additional risk factor because they may be less diversified than most equity funds and, therefore, a single security's increase or decrease in value may have a greater impact on the Funds' share prices and total return. Because of this, the Funds' share prices may be expected to fluctuate more than comparable diversified funds.

The Jennison Fund is subject to the price volatility of small- and medium-sized company stocks. Generally, the stock prices of small- and medium-sized companies vary more than the prices of large company stocks and may present greater risks. Stocks of small companies are more volatile and may decline more than those in the S&P 500 Index. Small-cap companies are more likely to reinvest earnings and not pay dividends. As a result, the Jennison Fund is not likely to receive significant dividend income on its portfolio securities. Changes in interest rates may also affect the securities of small companies more than the securities of larger companies. Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Jennison Fund's investments.

Although it is not a principal strategy of the Funds, the Funds may actively and frequently trade their portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the subadviser. High portfolio turnover results in higher transaction costs, which can affect the Funds' performance and have adverse tax consequences.

Equity-Related Securities. Such investments are subject to the risks that individual stocks could lose value regardless of movements in the equity markets. The equity markets could go down, resulting in a decline in value of a Fund's investments. Additionally changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund's investments. Equity-related securities of small- and medium-sized companies (up to 100% of the Funds' net assets)

Foreign Securities. The Jennison Fund may invest up to 20% (35% effective November 1, 2006) and the SP Fund may invest up to 25% of their net assets in foreign securities. Investing in foreign securities subjects the Funds to additional risks. Foreign markets, economies and political systems particularly those in emerging markets, may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks. Loss may also result from imposition of exchange controls, confiscations and other government restrictions. Investments in foreign securities also expose a fund to currency risk, i.e. the risk that changing values of foreign currencies could adversely impact a fund's returns.

ADRs. Each Fund may invest in sponsored and unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or for which they may be converted or exchanged.

REITs. The Jennison Fund may invest up to 25% of its net assets in the securities of REITs. Performance of REITs depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions. As in common stocks, the individual stocks of REITs could lose value. REITs are also subject to the same risk of a decline in the equity markets, which could result in a decline in value of the Jennison Fund's investments.

Derivative Instruments. The Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Derivatives may not have the intended effects and may result in losses or missed opportunities. In addition, the counterparty to a derivatives contract could default. Certain types of derivatives involve costs to the Funds that can reduce returns, and it may be difficult to value precisely or sell at the time or price desired.

Short Sales. The Jennison Fund may use up to 25% of net assets for short sales, while the SP Fund may not engage in short sales. Short sales may magnify underlying investment losses, because an underlying security must be replaced at a specific time. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. Investment costs of short sales may exceed potential underlying investment gains. Each Fund may make short sales "against the box." Short sales "against the box" give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

U.S. Government Securities. The Jennison Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future. Investments in U.S. Government Securities limits the potential for capital appreciation. They are also subject to interest rate risk – the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may also follow.

Illiquid Securities. Illiquid securities may be difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with higher-rated securities.

Money Market Instruments. The Jennison Fund may invest in money market instruments up to to 35% of total assets under normal circumstances and each Fund may invest in money market instruments up to 100% of total assets on a temporary basis. Investments in money market instruments may limit the Jennison Fund's potential for capital appreciation and achieving its objective. Money market instruments are subject to credit risk (the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments) and market risk (the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer), although these risks are minimal for money market instruments.

Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a very similar set of principal risks.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Comparison of Organization Structure

Forms of Organization

The SP Fund is a series of SPMF, which is an open-end management investment company, organized as a Maryland corporation. SPMF is authorized to issue 5.5 billion shares of capital stock, par value $.001 per share, 300,000,000 of which are designated as shares of the SP Fund, which are each further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SPMF sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

The Jennison Fund is a series of SP Opportunity Funds, which is an open-end, non diversified, management investment company, organized as a Delaware statutory trust. The SP Opportunity Funds is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into four series of which one is the Jennison Fund. The Jennison Fund is further divided into four classes, designated as Class A, Class B, Class C, and Class Z shares. If the Plan relating to SP Fund is approved, the Jennison Fund will authorize and issue four additional classes of shares that will be equivalent to Class L, Class M, Class X and New Class X shares of the SP Fund.

SPMF and SP Opportunity Funds are together referred to as the Companies. SPMF operates pursuant to a charter, which includes its Articles of Incorporation and supplements, corrections and amendments thereto, and by-laws. SP Opportunity Funds operates pursuant to its Agreement and Declaration of Trust and supplements, corrections and amendments thereto (the "Declaration"), and by-laws. The Companies are each governed by a Board of Directors or Trustees, as applicable. We refer to these as a "Board" and sometimes refer separately to "directors or "trustees"." We have summarized below certain rights of shareholders of the Companies to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter or Declaration, as applicable, and by-laws of the Companies for more complete information.

Forms of Ownership. Ownership interests in the SPMF and its series are represented by shares of common stock of a corporation. Ownership interests in the SP Opportunity Funds and its series are represented by shares of beneficial interest of a statutory trust. The par value of the SP Opportunity Funds' shares of beneficial interest is $.001 and the par value of the SPMF common stock is $.001. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions. As a registered open-end investment company, SPMF is authorized under Maryland state law, to transfer all of its assets (or the assets of any class or series of its shares) without shareholder approval, but pursuant to each state's laws and its charter, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

The Declaration permits the Board of SP Opportunity Funds, without shareholder approval (unless such approval is otherwise required by the 1940 Act) to (a) cause SP Opportunity Funds to convert or merge, reorganize or consolidate with or into one or more business entities (or a series thereof to the extent permitted by law) so long as the surviving or resulting entity is an open-end management investment company (or a series thereof to the extent permitted by law) formed, organized or existing under the laws of a U.S. jurisdiction and that, in the case of any business entity created by the Board to accomplish such conversion, merger, reorganization or consolidation, may succeed to or assume SP Opportunity Funds' registration under the 1940 Act, (b) cause shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (c) cause SP Opportunity Funds to incorporate under the laws of a U.S. jurisdiction, (d) sell or convey all or substantially all of the assets of SP Opportunity Funds or any series or class thereof to another series or class thereof or to another business entity (or a series thereof to the extent permitted by law) organized under the laws of a U.S. jurisdiction so long as such business entity is an open-end management investment company and, in the case of any business entity created by the Board to accomplish such sale and conveyance, may succeed to or assume SP Opportunity Funds' registration under the 1940 Act or (e) at any time sell or convert into money all or any part of the assets of SP Opportunity Funds or any series or class thereof.

Shareholder Meetings

Place of Meeting. The Companies may hold shareholder meetings at any place set by the Board, except that that place is required to be within the United States.

Shareholder Voting Rights. Each share of the Companies' common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Companies' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date. The Companies' Boards have the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 (120 in the case of the Jennison Fund) or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.

Special Meetings. SPMF must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SPMF shall call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. SPMF's Board has sole power to fix the date and time of any special meeting of shareholders.

SP Opportunity Funds is required to call a meeting of shareholders upon order of the Board, or, for the purpose of voting on the removal of any trustee, upon the request of shareholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of SP Opportunity Funds refuses or neglects to call such meeting for more than 10 days, the Board or shareholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the by-laws.

Inspector of Elections. SPMF is required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. There are no requirements regarding inspectors set forth in SP Opportunity Funds' Declaration or by-laws or the Delaware Statutory Trust Act.

Advance Notice of Shareholder Proposals. The by-laws of SPMF provide that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of SPMF not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Although the charter of SPMF provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SPMF may submit proposals from the floor of an annual meeting. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Companies. There are no requirements regarding advance notice for shareholder proposals set forth in SP Opportunity Funds' Declaration or by-laws or the Delaware Statutory Trust Act. Under the by-laws of SP Opportunity Funds, only the business stated in the notice of the meeting shall be considered at such meeting.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of SPMF shall constitute a quorum for the transaction of business at a meeting of such shareholders. For SP Opportunity Funds, a quorum is one-third of the shares entitled to vote, except when a larger quorum is required by federal law, including the 1940 Act, the by-laws or the Declaration.

Adjournments. SP Opportunity Funds can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. Any meeting of shareholders of SP Opportunity Funds may be adjourned one or more times from time to time to another time or place by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present. For the SP Fund a majority vote of the shareholders present is needed to achieve such an adjournment.

Shareholder Action Without a Meeting. Shareholders of SPMF are not entitled to act by written consent unless such consent is unanimous. Shareholders of SP Opportunity Funds can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of shareholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the officers or trustees of SP Opportunity Funds, shares may be voted only in person or by written proxy at a meeting.

Amendments to Charter/Declaration

Amendments to SPMF's charter generally require the approval of the Board and at least a majority of the votes entitled to be cast. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, SPMF's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval. The Board of SP Opportunity Funds is entitled to amend the Declaration without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

SPMF's by-laws can be amended by a majority vote of the shareholders, or by a majority vote of the Board. SP Opportunity Funds by-laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no by-law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board of Directors/Trustees

Number of Members. SPMF's Board may change the number of directors to any number from three (3) to twenty-five (25), inclusive. As for SP Opportunity Funds, the number of trustees shall be the number established under or pursuant to the prior Declaration of Trust or such number as is determined, from time to time, by the trustees but shall at all times be at least one.

Removal of Board Members. SPMF's shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. The trustees of SP Opportunity Funds may remove any trustee with or without cause at any time by an instrument signed by at least two-thirds of the number of trustees prior to such removal, and any trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares.

Board Vacancies. A vacancy on SPMF's Board may be filled by a majority of the remaining members of the Board (unless the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law). A vacancy on the Board of SP Opportunity Funds may be filled by a majority of the Board; provided that in the event that less than the majority of the trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the trustees then in office shall call a shareholders' meeting for the election of trustees.

Limitation on Liability of Directors and Officers. SPMF's charter provides that, to the extent allowed by law, directors and officers will not be liable to SPMF or its shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Declaration of SP Opportunity Funds provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of SP Opportunity Funds, of such trustee or of any other trustee, and shall be liable to SP Opportunity Funds and its shareholders solely for such trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of SP Opportunity Funds.

Indemnification of Directors, Officers, Employees and Agents. SPMF's charter or by-laws provide for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. SP Opportunity Funds' by-laws provide that it shall indemnify trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, SPMF's shareholders generally have no personal liability for the debts or obligations of SPMF as a result of their status as shareholders. SP Opportunity Funds' Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of SP Opportunity Funds of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Termination and Dissolution

Dissolution of SPMF requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, SPMF may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances. SP Opportunity Funds may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Management of the Funds

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (the Investment Managers) pursuant to an investment management agreement with SPMF on behalf of the SP Fund (the SP Management Agreement). PI serves as manager pursuant to an investment management agreement with the Jennison Fund (the Jennison Management Agreement and together with the SP Management Agreement, the Management Agreements).

Under the SP Management Agreement, PI (as co-manager) will provide supervision and oversight of ASISI's investment management responsibilities with respect to SPMF, including the SP Fund. Pursuant to the Agreement, the Investment Managers jointly administer the Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Fund's investment objectives.

Under the Jennison Management Agreement, PI (as manager) manages the Fund's investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Fund. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Funds' subadviser. As of March 31, 2006, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $98.9 billion.

The Companies have obtained an exemption from the SEC (the Order) that permits ASISI or PI to change subadvisers for each of the Companies, including the SP Fund, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of the Companies. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Companies) is intended to facilitate the efficient supervision and management of the subadvisers by ASISI and PI and the Boards of the Companies.

With respect to the Funds, ASISI and/or PI, as applicable, currently engage the following subadvisers to manage the investments of the Funds in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by ASISI and/or PI, as applicable. Each subadviser is responsible, subject to the supervision and control of ASISI and/or PI, as applicable, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

Goldman Sachs Asset Management, L.P. (GSAM), located at 32 Old Slip, New York, New York 10005, has served as the subadviser for the SP Fund since April 2003. GSAM registered as an investment advisor in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs") served as subadviser SP Fund. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for the SP Fund.

GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors.

There are 24 investment professionals on the GSAM Growth Team responsible for the day-to-day management of the SP Fund since Goldman Sachs became the Fund's Sub-advisor in November 2002. The team is led by Steven M. Barry, David Shell, CFA and Gregory H. Ekizian. CFA. Mr. Barry, Mr. Shell and Mr. Ekizian are Chief Investment Officers and senior portfolio managers for the Growth Team. Mr. Shell served as a senior portfolio manager at Liberty prior to Goldman Sachs' acquisition of Liberty and had been employed by Liberty and its predecessor firm since 1987. Mr. Ekizian served as a senior portfolio manager at Liberty prior to Goldman Sachs' acquisition of Liberty and had been employed by Liberty and its predecessor firm since 1990. Prior to joining Goldman Sachs in 1999, Mr. Barry was a portfolio manager at Alliance Capital Management where he served for eleven years.

Jennison Associates LLC (Jennison) is the Jennison Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended February 28, 2006, PI paid Jennison fees of .30 of 1% up to and including $300 million and .25 of 1% in excess of $300 million of the Jennison Fund's average daily net assets. As of March 31, 2006, Jennison managed in excess of $75 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Jennison Fund. Mr. Segalas and Ms. McCarragher generally have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Jennison Fund since its inception.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Jennison Fund since its inception.

The portfolio managers for the Jennison Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Subsequent to the consummation of the Reorganization, Jennison will continue to serve as the subadviser for Jennison Fund, although the portfolio managers for the Jennison Fund could change at any time prior to and after the consummation of the Reorganization. If the Investment Manager determines that such portfolio manager change is not in the best interests of the Fund and its shareholders, then pursuant to the Order the subadviser may be replaced without prior shareholder approval, subject to Board approval. If such change occurs you will be notified and you may change your vote for the proposal as described herein under "Voting Information – Revocation of Proxies."

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of February 28, 2006 for the Jennison Fund and October 31, 2005 for the SP Fund.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the portfolio managers referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed (Thousands)	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed (Thousands)	Other Accounts Managed	Assets of Other Accounts Managed (Thousands)
SP Fund
David Shell	28	$8,656,984	1	$96,720,040	50	$19,749,975
					15	1,938,078
Steven M. Barry	28	8,656,984	1	96,720,040	50	19,749,975
					15	1,938,078
Gregory H. Ekizian	28	8,656,984	1	96,720,040	50	19,749,975
					15	1,938,078
Jennison Fund
Segalas, Spiros	16	21,479,622	2	331,676	9	2,819,045
McCarragher, Kathleen A.	12	8,745,378	5	664,875	48	5,958,732

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund	GSAM:

Compensation

GSAM and the GSAM Growth Team's (the Growth Team) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short-term gains in their strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for the SP Fund is Russell 1000 Growth.

The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest

GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (concluded)	GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

Jennison Fund	Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for each portfolio manager:

• One and three year pre-tax investment performance of groupings of accounts (a Composite) relative to the Russell 1000® Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

• Historical and long-term business potential of the product strategies and

• Qualitative factors, including experience and being a team leader and supervisor.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Jennison Fund (concluded)	investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of the Funds' securities by that portfolio manager.

Fund	Portfolio Manager(s)	Ownership of Securities
SP Fund	David Shell Steven M. Barry Gregory H. Ekizian	None None None

Jennison Fund	Spiros Segalas Kathleen A. McCarragher	$500,001 - $1,000,000 None

Investment Management Fees

Pursuant to the SP Management Agreement, ASISI receives a monthly investment management fee for the performance of its services for the SP Fund. PI does not receive a fee for its management of the SP Fund. Pursuant to the Jennison Management Agreement, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the SP Fund, and PI, as manager of the Jennison Fund, pay each subadviser, as applicable, a portion of its fee for the performance of the subadvisory services at no additional cost to the Funds.

The SP Fund is obligated to pay ASISI an annual investment management fee equal to 0.90% of its average daily net assets up to $500 million, 0.85% of its average daily net assets up to $1 billion and 0.80% of its average daily net assets in excess of $1 billion. The SP Fund does not pay PI a fee for its management services. Under the Jennison Management Agreement, the Jennison Fund is obligated to pay PI an annual investment management fee equal to 0.90% of its average daily net assets up to $1 billion and 0.85% of its average daily net assets in excess of

$1 billion. During its fiscal year ended October 31, 2005 and the period ended February 28, 2006, the SP Fund paid $3,390,830 and $1,347,698, respectively, in investment management fees to ASISI. During the fiscal year ended February 28, 2006, the Jennison Fund paid $806,387 in investment management fees to PI.

ASISI and PI, as applicable, pay the respective subadviser a portion of the investment management fee that ASISI receives from the SP Fund and that PI receives from the Jennison Fund, respectively. ASISI and PI, as applicable, pay such subadvisory fees without any additional expense to the respective Fund. With respect to the SP Fund, ASISI pays GSAM an annual rate equal to 0.28% of the SP Fund's average daily net assets up to $1 billion, and 0.25% of the SP Fund's average daily net assets in excess of $1 billion. With respect to the Jennison Fund, PI pays Jennison an annual rate equal to 0.60% of its average daily net assets up to $1 billion and 0.55% of its average daily net assets in excess of $1 billion.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (PIMS) (collectively, the Distributors) jointly serve as the principal underwriter and distributor for the SP Fund. PIMS also serves as the principal underwriter and distributor for the Jennison Fund. The Companies each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares of the Jennison Fund) to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z	None

•   The Distributors have each contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of each Fund's average daily net assets of the Class A shares through October 1, 2007.

•   Currently, only the SP Fund offers Class L, Class M, Class X and New Class X shares. Pending approval of the Reorganziation by shareholders, the Jennison Fund will offer Class L, Class M, Class X and New Class X shares to accommodate the SP Fund Class L, Class M, Class X and New Class X shareholders. However, those shares will be closed to most new purchases.

•   Only the Jennison Fund has Class Z shares. Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans by the distributor are used for such distributor's purchases of bonus shares, which are additional shares granted to investors in Class X shares by the distributor.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Jennison Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, Class L, Class M and Class X, as applicable, of each Fund shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B and Class C, Class L, Class M and Class X shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for SP Fund, see www.strategicpartners.com, and for the Jennison Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the calendar month (for the Jennison Fund) or the fiscal quarter (for the SP Fund) on its website within approximately 30 days (for the Jennison Fund) or 60 days (for the SP Fund) after the end of the calendar month (for the Jennison Fund) or the fiscal quarter (for the SP Fund). Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the Investment Manager, Subadviser, Distributor or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by PFPC Trust Company (for SP Fund) and The Bank of New York (for Jennison Fund) (collectively, the Custodian Banks).

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•   Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•   Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Boards have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither of the Funds has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC). Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M, Class X and New Class X shares are sold subject to a CDSC of 6.00%, decreasing annually. Class L, Class M, Class X and New Class X shares are generally no longer offered for direct purchase.

Class L shares of the SP Fund are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the Distributors and a portion is allocated to the purchaser's dealer. The distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The front-end sales charge rates for Class L shares are as follows:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $50,000	5.75%	6.10%
$50,000 up to $99,999	5.00%	5.26%
$100,000 up to $249,999	4.00%	4.17%
$250,000 up to $499,999	3.00%	3.09%
$500,000 up to $999,999	2.25%	2.30%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

*  For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

There is no initial sales charge on purchases of Class L shares of the applicable Funds in the following cases:

•   Purchases aggregating $1 million or more;

•   Purchases by an employer-sponsored retirement plan under Section 403(b) of the Code that features an employer contribution or "match"; or

•   Purchases by an employer-sponsored retirement plan under Section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC (Class L CDSC) will be deducted from the redemption proceeds. During the past 12 months Class L shares were not available to new investors. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to Section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in a Fund's SAI. The Class L CDSC will be equal to 1.0% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the distributor with respect to expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase.

Class M shares are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within 7 years of their purchase, a CDSC (Class M CDSC) will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of its Class M shares. The distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M

CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	3.00%
5th year after purchase	2.00%
6th year after purchase	2.00%
7th year after purchase	1.00%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase.

The Class M CDSC will be waived in the following cases if shares are redeemed and the Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Fund (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Fund; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Approximately eight years after the purchase of Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.

Class X shares are sold without an initial sales charge, however, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC (Class X CDSC) will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of bonus shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase.

For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, a Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, and shares held for over 8 years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	4.0%
5th year after purchase	3.0%
6th year after purchase	2.0%
7th year after purchase	2.0%
8th year after purchase	1.0%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of plan assets held in Class X shares of the Fund; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of plan assets held in Class X shares of the Fund; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Ten years after the purchase of Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Companies, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive bonus shares on Class X shares obtained through an exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive Jennison Fund shares in exchange for SP Fund shares pursuant to a Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI (and, with respect to the SP Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund distributes substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

SPMF Share Class Designations

Please note that in 2004 SPMF renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SPMF designated as "Class A" or "Class B" at the time of purchase, SPMF now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SPMF may issue both "Class X" shares and "New Class X" shares of the SP Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SPMF sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

If the Reorganization is approved, the Jennison Fund will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of the SP Fund, which are sometimes collectively referred as "Class X shares" of the Jennison Fund in this Prospectus/Proxy Statement.

FEES AND EXPENSES

The following tables describes the fees and expenses that shareholders may pay if they hold shares of the Funds as of the period ended February 28, 2006, as well as the projected unaudited pro forma fees and expenses of the Jennison Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in Jennison Fund after the Reorganization for purposes of determining any applicable CDSCs. Class L, M and X shares of the Jennison Fund were not offered during the last fiscal year and the SP Fund does not offer Class Z shares. The shareholder fees and operating expenses and the expense examples below of the Class L, M and X shares of the Jennison Fund and the pro forma Jennison Fund after the Reorganization are based on estimated expenses of the Fund during the current fiscal year.

"Certain Expenses" as used herein means taxes, interest, distribution (12b-1) fees and extraordinary expenses.

Shareholder Fees and Operating Expenses

Class A Shares

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)[7]	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None[9]	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees[8]	0.90%	0.90%	0.90%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses[10]	0.71%	0.60%	0.47%
= Total annual fund operating expenses	1.91%	1.80%	1.67%
– Fee waiver and/or expense reimbursement	(0.41)%[3,4]	(0.05)%[4]	(0.17)%[3,4]
= Net annual fund operating expenses (including Certain Expenses)	1.50%	1.75%	1.50%

Class B Shares

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)[7]	5.00%[5]	5.00%[5]	5.00%[5]
Redemption Fee	None[9]	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees[8]	0.90%	0.90%	0.90%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses[10]	0.71%	0.60%	0.47%
= Total annual fund operating expenses	2.61%	2.50%	2.37%
– Fee waiver and/or expense reimbursement	(0.36)%[3]	—	(0.12)%[3]
= Net annual fund operating expenses (including Certain Expenses)	2.25%	2.50%	2.25%

Class C Shares

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)[7]	1.00%[5]	1.00%[5]	1.00%[5]
Redemption Fee	None[9]	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees[8]	0.90%	0.90%	0.90%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses[10]	0.71%	0.60%	0.47%
= Total annual fund operating expenses	2.61%	2.50%	2.37%
– Fee waiver and/or expense reimbursement	(0.36)%[3]	—	(0.12)%[3]
= Net annual fund operating expenses (including Certain Expenses)	2.25%	2.50%	2.25%

Class L Shares

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge (load)[7]	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None[9]	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees[8]	0.90%	0.90%	0.90%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%
+ Other Expenses[10]	0.71%	0.60%	0.47%
= Total annual fund operating expenses	2.11%	2.00%	1.87%
– Fee waiver and/or expense reimbursement	(0.36)%[3]	—	(0.12)%[3]
= Net annual fund operating expenses (including Certain Expenses)	1.75%	2.00%	1.75%

Class M Shares

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)[7]	6.00%[5]	6.00%[5]	6.00%[5]
Redemption Fee	None[9]	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees[8]	0.90%	0.90%	0.90%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses[10]	0.71%	0.60%	0.47%
= Total annual fund operating expenses	2.61%	2.50%	2.37%
– Fee waiver and/or expense reimbursement	(0.36)%[3]	—	(0.12)%[3]
= Net annual fund operating expenses (including Certain Expenses)	2.25%	2.50%	2.25%

Class X Shares

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)[7]	6.00%[5]	6.00%[5]	6.00%[5]
Redemption Fee	None[9]	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees[8]	0.90%	0.90%	0.90%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses[10]	0.71%	0.60%	0.47%
= Total annual fund operating expenses	2.61%	2.50%	2.37%
– Fee waiver and/or expense reimbursement	(0.36)%[3]	—	(0.12)%[3]
= Net annual fund operating expenses (including Certain Expenses)	2.25%	2.50%	2.25%

Class Z Shares

The SP Fund does not offer Class Z shares.

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)[7]	N/A	None	None
Redemption Fee	N/A9	None	None
Exchange Fee	N/A	None	None
Small balance account fee beginning on or about November 17, 2006[6]	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Jennison Fund	Pro Forma Jennison Fund After Reorganization
Management Fees[8]	—	0.90%	0.90%
+ Distribution (12b-1) Fees	—	—	—
+ Other Expenses[10]	—	0.60%	0.47%
= Total annual fund operating expenses	—	1.50%	1.37%
– Fee waiver and/or expense reimbursement	—	—	(0.12)%[3]
= Net annual fund operating expenses (including Certain Expenses)	—	1.50%	1.25%

Expense Examples

These examples are intended to help you compare the cost of investing in the Funds before the Reorganization with the cost of investing in the Jennison Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period.

The information in the ten years column reflects automatic conversions of the Class B, Class M and Class X shares.5

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$694	$1,079	$1,489	$2,628
Jennison Fund	718	1,081	1,467	2,546
Jennison Fund (Pro forma after the Reorganization)	694	1,032	1,392	2,404

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$728	$1,077	$1,453	$2,667
Jennison Fund	753	1,079	1,431	2,584
Jennison Fund (Pro forma after the Reorganization)	728	1,028	1,355	2,441

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$328	$777	$1,353	$2,918
Jennison Fund	353	779	1,331	2,836
Jennison Fund (Pro forma after the Reorganization)	328	728	1,255	2,697

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$743	$1,165	$1,613	$2,849
Jennison Fund	766	1,166	1,591	2,768
Jennison Fund (Pro forma after the Reorganization)	743	1,118	1,517	2,630

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$828	$1,177	$1,553	$2,747
Jennison Fund	853	1,179	1,531	2,691
Jennison Fund (Pro forma after the Reorganization)	828	1,128	1,455	2,523

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$828	$1,177	$1,653	$2,918
Jennison Fund	853	1,179	1,631	2,836
Jennison Fund (Pro forma after the Reorganization)	828	1,128	1,555	2,697

Class Z Shares

The SP Fund does not offer Class Z shares.

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Jennison Fund	$153	$474	$818	$1,791
Jennison Fund (Pro forma after the Reorganization)	127	422	739	1,636

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$694	$1,079	$1,489	$2,628
Jennison Fund	718	1,081	1,467	2,546
Jennison Fund (Pro forma after the Reorganization)	694	1,032	1,392	2,404

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$228	$777	$1,353	$2,667
Jennison Fund	253	779	1,331	2,584
Jennison Fund (Pro forma after the Reorganization)	228	728	1,255	2,441

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$228	$777	$1,353	$2,918
Jennison Fund	253	779	1,331	2,836
Jennison Fund (Pro forma after the Reorganization)	228	728	1,255	2,697

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$743	$1,165	$1,613	$2,849
Jennison Fund	766	1,166	1,591	2,768
Jennison Fund (Pro forma after the Reorganization)	743	1,118	1,517	2,630

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$228	$777	$1,353	$2,747
Jennison Fund	253	779	1,331	2,691
Jennison Fund (Pro forma after the Reorganization)	228	728	1,255	2,523

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$228	$777	$1,353	$2,918
Jennison Fund	253	779	1,331	2,836
Jennison Fund (Pro forma after the Reorganization)	228	728	1,255	2,697

Class Z Shares

The SP Fund does not offer Class Z shares.

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Jennison Fund	$153	$474	$818	$1,791
Jennison Fund (Pro forma projected after the Reorganization)	127	422	739	1,636

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Notes to Fee and Expense Tables:

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). During the past 12 months Class L shares were not available to new investors.

3  ASISI has agreed to contractually reimburse and/or waive fees through February 28, 2007, so that the SP Fund's operating expenses (exclusive of Certain Expenses) do not exceed 1.25% of SP Fund's average daily net assets. However, in order to minimize the impact of the Reorganization to the SP Fund shareholders of any net fee increase, PI has contractually agreed to waive up to 0.15% of the Jennison Fund's management fee (as of February 28, 2006 only 0.12% was necessary) on an annualized basis for the 12 months after the completion of the Reorganization if the Jennison Fund's net operating expenses (exclusive of Certain Expenses) exceed 1.25% (the amount of the SP Fund's contractual expense limitation).

4  The Funds' Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares of each Fund to 0.25 of 1% of the average daily net assets of the Class A shares through October 1, 2007. Without such waiver the 12b-1 fees for the Class A shares would have been 0.30%.

5  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eight year after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares and New Class X shares convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. No CDSC is charged after these periods.

6  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Funds will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. These charges do not apply to Class Z shares.

7  The CDSC for Class A, B and C shares of the Jennison Fund is calculated as a percentage of the lower of the original purchase price or sale proceeds. The CDSC for the Class L, M, X and New Class X shares of the SP Fund and the Jennison Fund, and the Class A, B and C shares of the SP Fund is calculated as a percentage of the original purchase price.

8  The management fee rate shown is based on each Fund's net assets as of February 28, 2006. The Funds' management fee schedule includes fee breakpoints which reduce the Funds' effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Jennison Fund's management fee schedule is set forth below: 0.90% of its average daily net assets up to $1 billion and 0.85% of its average daily net assets in excess of $1 billion. The SP Fund's management fee schedule is set forth below: 0.90% of its average daily net assets up to $500 million, 0.85% of its average daily net assets up to $1 billion and 0.80% of its average daily net assets in excess of $1 billion.

9  A $10 fee may be imposed for wire transfers of redemption proceeds.

10  Other Expenses have been restated to reflect current contractual rates for custody and accounting services.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of the SP Fund and Class B shares of the Jennison Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of SP Fund and Class B shares of Jennison Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.

SP Fund

Annual Total Returns* (Class L Shares)

*   These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 32.68% (4th quarter 1999) WORST QUARTER: -24.28% (3rd quarter 2001)

For the six months period ended June 30, 2006 the total return on Class L shares was -1.30%.

Average Annual Total Returns for periods ended 12/31/05

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class L
Return Before Taxes	–3.31%	–9.55%	0.44%
Return After Taxes on Distributions**	–3.31	–9.55	0.42
Return After Taxes on Distributions and Sale of Fund Shares**	–2.15	–7.85	0.36
Class A
Return Before Taxes	–2.84	—	0.16
Class B
Return Before Taxes	–2.97	—	0.26
Class M
Return Before Taxes	–3.87	–9.30	0.66
Class C
Return Before Taxes	1.13	–8.95	0.62
Class X
Return Before Taxes	–3.97	–9.49	0.67
Index
S&P 500 Index	4.91	0.54	4.84
Lipper Large-Cap Growth Fund Avg.	6.20	–3.99	3.06
Russell 1000 Growth Index	5.26	–3.58	2.16

*   Inception date: July 28, 1997

**   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class L shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Part of the historical performance of the SP Fund is due to purchases of securities sold in initial public offerings (IPOs) that materially affected the performance of the SP Fund. The effect of IPOs on the SP Fund's performance depends on a variety of factors including the number of IPOs that the SP Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the SP Fund. Although the SP Fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the SP Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

Jennison Fund

Annual Total Returns* (Class B Shares)

*   These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 13.77% (4th quarter of 2001) WORST QUARTER: –21.26% (3rd quarter of 2001)

For the six months period ended June 30, 2006 the total return on Class B shares was -9.40%.

Average Annual Returns (as of 12/31/05)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION**
Return Before Taxes
Class A shares	6.28	–2.27	–6.41
Class C shares	10.78	–1.86	–6.14
Class Z shares	12.94	–0.89	–5.21
Class B Shares
Return Before Taxes	6.78	–2.05	–6.31
Return After Taxes on Distributions	6.78	–2.05	–6.31
Return After Taxes on Distributions and Sale of Fund Shares	4.41	–1.74	–5.23
Index (reflects no deduction for fees expenses or taxes)
Russell 1000 Growth Index	5.26	–3.28	–6.99
S&P 500 Index	4.91	0.54	–0.71
Lipper Average	6.20	–3.99	–5.50

**  Inception date: June 2, 2000

Notes to Average Annual Returns Table:

•  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

•   After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

•   The "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

•   The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. Source: Lipper Inc. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes.

•   The Standard & Poor's 500 Index (the S&P 500 Index) – an unmanaged index of 500 stocks of large U.S. companies – gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes.

•   The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Fund. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. Source: Lipper Inc.

Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class L shares are subject to a maximum front-end sales charge of 5.75%. Class M and Class X shares are subject to a maximum CDSC of 6.00%. Class Z shares are not subject to a sales charge.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The directors of SPMF, including all of the directors who are not "interested persons" of SPMF (the Independent Directors), and the trustees of Opportunity Fund, including all of the trustees who are not "interested persons" of Opportunity Fund have unanimously determined that the Reorganization would be in the best interests of the shareholders of the SP Fund and the Jennison Fund, and that the interests of the shareholders of the SP Fund and the Jennison Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on July 19, 2006, the Investment Managers advised the directors that, as of May 31, 2006, the SP Fund had net assets of approximately $262 million, while the Jennison Fund had assets of approximately $70 million at that date. The Board also noted that the SP Fund has been losing assets over the past few years. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses may be spread. The Investment Managers determined that the July 19, 2006 meeting was the appropriate time to submit the proposal to the Boards.

The directors considered the Investment Manager's advice that subject to the consummation of the Reorganization, shareholders of the SP Fund, regardless of the class of shares they own, should realize an immediate reduction in gross annual operating expenses paid on their investment, and net annual operating expenses are expected to remain unchanged. There can be no assurance that operational savings will be realized. The directors considered that due to the contractual expense limitations on the SP Fund (i.e., that expenses do not exceed 1.25% exclusive of certain expenses), net pro forma expenses of the Jennison Fund after the Reorganization would be higher than the current expenses of the SP Fund. In order to minimize the impact to the SP Fund shareholders of any net fee increase as a result of the Reorganization, the Investment Manager has contractually agreed to waive up to 0.15% of the

Jennison Fund's management fee (as of February 28, 2006 only 0.12% was necessary) on an annualized basis for the 12 months following the completion of the Reorganization if the Jennison Fund's net operating expenses (exclusive of certain expenses) exceed 1.25% (i.e., the SP Fund's current contractual expense limitation).

The directors also considered that the Reorganization costs will be paid by PI and/or an affiliate (discussed below under "Expenses Resulting from the Reorganization").

In recommending approval of the Plan, the Investment Managers advised the directors that the Funds have similar investment objectives and investment policies. Moreover, the Investment Manager reported that the Funds have similar investment styles. The directors were also advised that Jennison Fund, had better investment performance over the three and five year periods than the SP Fund for the same period. The directors also noted that the Funds investment portfolios were similar.

The directors also considered the managers determination that the Strategic Partners fund family is no longer economically viable.

The Investment Managers noted that, since the shares of the Jennison Fund will be issued at net asset value in exchange for the net assets of the SP Fund having a value equal to the aggregate net asset value of the shares of the SP Fund when the Reorganization occurs, the net asset value per share of the SP Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in reduction of the net asset value of the SP Fund or the Jennison Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a shareholder of the SP Fund may hold a smaller percentage of ownership in the Jennison Fund than he or she did in the SP Fund prior to the Reorganization. The aggregate net asset value of the Jennsion Fund shares that you will be issued in connection with the Reorganization will equal the aggregate net asset value of your shares of the SP Fund.

The Investment Managers further noted that the respective assets and liabilities of the SP Fund and the Jennison Fund will be valued at the closing of the Reorganization. The assets in each Fund will be valued according to the procedures set forth above under "Valuation." Purchase orders of the SP Fund's shares which have not been confirmed as of the closing of the Reorganization will be treated as assets of the Jennison Fund for purposes of the Reorganization; redemption requests with respect to the SP Fund's shares which have not settled as of the closing of the Reorganization will be treated as liabilities of the Jennison Fund for purposes of the Reorganization.

The directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of the SP Fund or the Jennison Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the SP Fund:

•   The Funds have similar investment objectives;

•   The Funds have similar investment policies;

•   As a result of the consummation of the Reorganization, shareholders of the SP Fund would realize a reduction in gross operating expenses and net expenses are expected to remain the same;

•   The costs of the Reorganization will be paid by PI and/or an affiliate;

•   The Jennison Fund had better investment performance over the three and five year periods than the SP Fund for the same periods;

•   The SP Fund has been losing assets over the past few years; and

•   Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The directors also considered that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the SP Fund.

For the reasons discussed above, the Board of Directors of SPMF unanimously approved the Reorganization and recommend that you vote FOR the Plan.

If shareholders of the SP Fund do not approve the Plan, the Board will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated or unaffiliated funds other than the Jennison Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of a Fund do not approve a Plan, the Investment Managers of that Fund may consider recommending to the Board and shareholders the liquidation of that Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. A liquidation of a Fund would result in taxable gains or losses for most shareholders of the SP Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plans. You should read the actual form of the Plan attached hereto.

Closing

If the shareholders of the SP Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by SPMF, on behalf of the Funds, including the preparation of certain documents. SPMF will determine a specific date for the actual Reorganization to take place (which is expected to take place anytime in 2007). This is called the "closing date." If shareholders of the SP Fund do not approve the Plan, the Reorganization will not take place and the Board of the SP Fund will consider alternative courses of actions, as described above.

If the shareholders of the SP Fund approve the Plan, the SP Fund will deliver to the Jennison Fund all of the SP Fund's assets and Jennison Fund will assume all of the liabilities of the SP Fund on the closing date. Jennison Fund will issue to the SP Fund shares of Jennison Fund of a value equal to the dollar value of the net assets delivered to the Jennison Fund. The SP Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Jennison Fund shares in equivalent value and of equivalent class as such shareholder holds in the SP Fund. The SP Fund will subsequently terminate and dissolve and Jennison Fund will be the surviving fund. The stock transfer books of the SP Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, SPMF may amend the Plan without shareholder approval. SPMF may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by PI and/or an affiliate. The portfolio securities of the SP Fund will be transferred in-kind to the Jennison Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring.

Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that the Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•   The acquisition by the Jennison Fund of the assets of the SP Fund in exchange solely for voting shares of the Jennison Fund and the assumption by the Jennison Fund of the liabilities, if any, of the SP Fund, followed by the distribution of the Jennison Fund shares received by the SP Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Jennison Fund and the SP Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•   The shareholders of the SP Fund will not recognize gain or loss upon the exchange of all of their shares of the SP Fund solely for shares of the Jennison Fund, as described in this Prospectus/Proxy Statement and the Plan;

•   No gain or loss will be recognized by the SP Fund upon the transfer of its assets to the Jennison Fund in exchange solely for voting shares of the Jennison Fund and the assumption by the Jennison Fund of the liabilities, if any, of the SP Fund. In addition, no gain or loss will be recognized by the SP Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of the SP Fund);

•   No gain or loss will be recognized by the Jennison Fund upon the acquisition of the assets of the SP Fund in exchange solely for voting shares of the Jennison Fund and the assumption of the liabilities, if any, of the SP Fund;

•   The Jennison Fund's tax basis for the assets acquired from the SP Fund will be the same as the tax basis of these assets when held by the SP Fund immediately before the transfer, and the holding period of such assets acquired by the Jennison Fund will include the holding period of such assets when held by the SP Fund;

•   The SP Fund shareholders' tax basis for the shares of the Jennison Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP Fund shares exchanged therefor; and

•   The holding period of the Jennison Fund shares received by the shareholders of the SP Fund will include the holding period of the SP Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the SP Fund to the Jennison Fund followed by a taxable liquidation of the SP Fund, and the shareholders of the SP Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP Fund and the fair market value of the shares of the Jennison Fund received in exchange herefore. The SP Fund, and Jennison Fund have approximate capital loss carryforwards as of October 31, 2005 and February 28, 2006, respectively, of $990,941,119, and $169,909,000, respectively. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund (and, in some circumstances, the acquiring fund's own capital loss carryforwards) after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the funds participating in the tax-free reorganization (including, as in this reorganization, the acquiring fund itself where there is a more-than-50-percentage-point change in the ownership of such acquiring fund) (each, a "Loss Fund"). If there is a more-than-50-percentage-point change in the ownership of a Loss Fund, the acquiring fund's annual usage of the capital loss carryforwards of the Loss Fund is limited, in general, to the value of the equity of such Loss Funds immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Pursuant to this rule, the utilization of the capital loss carryforwards of the Jennison Fund will be subject to the limitations described in the preceding sentence and the utilization of the capital loss carryforwards of the SP Fund by the Jennison Fund will not be subject to such limitations. The utilization of the capital loss carryforwards of the SP Fund in the year of the Reorganization will, however be subject to limitations. Additional rules may apply, further limiting the utilization of the capital loss. Shareholders of the SP Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of a Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of Jennison Fund Shares

SP Opportunity Funds was formed in Delaware on January 28, 2000. It is registered with the SEC as an open-end management investment company. Jennison Fund, a series of SP Opportunity Funds, is authorized to issue unlimited shares of beneficial interest, par value $0.001 per share, divided into four classes, designated Class A, Class B, Class C, and Class Z. If the Plan is approved, Jennison Fund will be divided into up to eight classes, designated Class A, Class B, Class C, Class Z, Class L, Class M, Class X, and New Class X. The Class L, Class M, Class X and New Class X share classes of the Jennison Fund would be issued in order to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of Jennison Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests on any other class, (3) each class has a different (or no) exchange privilege and (4) Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with SP Opportunity Funds' Declaration, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, rights, privileges, limitations and voting and dividend rights as the Board may determine.

Shares of the Jennison Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Jennison Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Jennison Fund's prospectus.

SP Opportunity Funds does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the trustees then in office will call a shareholder meeting for the election of trustees. Shareholders of record of two-thirds of the outstanding shares of Jennison Fund may remove a trustees, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of SP Opportunity Funds outstanding shares.

Shares of the Jennison Fund that will be distributed to shareholders of the SP Fund and will have the same legal characteristics as the shares of the SP Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of February 28, 2006, the capitalization of shares of the Funds. The table also shows the unaudited pro forma projected capitalization of the Jennison Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Jennison Fund is likely to be different when the Plan is consummated.

Class A

	SP Fund	Jennison Fund	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$17,861,668	$18,620,658	N/A	$36,482,326
Total shares outstanding	1,393,618	2,558,275	1,059,908	5,011,801
Net asset value per share	$12.82	$7.28	N/A	$7.28

Class B

	SP Fund	Jennison Fund	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$4,326,385	$43,520,203	N/A	$47,846,588
Total shares outstanding	395,107	6,241,676	225,608	6,862,391
Net asset value per share	$10.95	$6.97	N/A	$6.97

Class C

	SP Fund	Jennison Fund	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$42,807,842	$24,220,861	N/A	$67,028,703
Total shares outstanding	3,918,962	3,473,725	2,222,766	9,615,453
Net asset value per share	$10.92	$6.97	N/A	$6.97

Class L

	SP Fund	Jennison Fund**	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$47,776,888	N/A	N/A	$47,776,888
Total shares outstanding	3,747,325	N/A	2,815,434	6,562,759
Net asset value per share	$12.75	N/A	N/A	$7.28

Class M

	SP Fund	Jennison Fund**	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$149,956,267	N/A	N/A	$149,956,267
Total shares outstanding	13,687,701	N/A	7,826,828	21,514,529
Net asset value per share	$10.96	N/A	N/A	$6.97

Class X

	SP Fund	Jennison Fund**	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$28,583,983	N/A	N/A	$28,583,983
Total shares outstanding	2,605,566	N/A	1,495,436	4,101,002
Net asset value per share	$10.97	N/A	N/A	$6.97

Class Z

	SP Fund**	Jennison Fund	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	N/A	$2,248,608	N/A	$2,248,608
Total shares outstanding	N/A	304,448	N/A	304,448
Net asset value per share	N/A	$7.39	N/A	$7.39

Total Net Assets and Shares Outstanding

	SP Fund	Jennison Fund	Adjustments*	Jennison Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$291,313,033	$88,610,330	N/A	$379,923,363
Total shares outstanding	25,748,279	12,578,124	15,645,980	53,972,383

*   Reflects the change in shares of the SP Fund upon conversion into the Jennison Fund.

**   Class Z shares are not offered by the SP Fund and Class L, M and X shares are not offered by the Jennison Fund as of June 30, 2006.

VOTING INFORMATION

Required Vote

Only shareholders of record of the SP Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 22,103,701 shares of the SP Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the SP Fund entitled to be voted at the Meeting is required to constitute a quorum of the SP Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon is necessary to approve a Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at a meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund. Each shareholder of the SP Fund will be entitled to one vote for each full share, and a fractional vote for each fractional share of the SP Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote SP Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." SPMF will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of a Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of a Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the SP Fund, the SP Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Fund would only take such actions if the Fund believed that would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the SP Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•   By mail, with the enclosed proxy card.

•   In person at the Meeting.

•   By phone.

•   Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SPMF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of SPMF. In addition, SPMF has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if SPMF has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $492,000.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of September 15, 2006, each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
SP Fund:	MCB Trust Services Trustee Oconomowoc Residential Program	700 17th Street Suite 300 Denver CO 80202	A	108,525/5.8%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	A	778,408/41.3%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	C	400,567/11.9%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	L	273,905/8.4%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	M	705,483/6.3%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	X	356,019/18.7%

	Wachovia Securities, LLC**	1525 West Harris Blvd. Charlotte, NC 28288	M	608,722/5.4%

Jennison Fund:	First Clearing, LLC Millard & Liberty Josephs Trust Diana Z Moore	5395 S. Polaris Ave Las Vegas NV 89118	C	152,379/5.3%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Fl	333 West 34th Street New York NY 10001	Z	20,798/7.4%

	Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice Unit	100 Mulberry Street Newark NJ 07102	Z	176,780/62.9%

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
	Charles Schwab Co	101 Montgomery Street San Francisco CA 94104	Z	48,626/17.3%

	Wachovia Securities, LLC**	1525 West Harris Blvd. Charlotte, NC 28288	A B C	861,573/61.7% 3,351,389/64.5% 2,051,736/71.6%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

**  As record holder for other beneficial owners.

As of September 15, 2006, the officers and directors/trustees of SPMF and Opportunity Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Fund and the Jennison Fund, respectively.

ADDITIONAL INFORMATION

Jennison Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Jennison Fund is contained in the Fund's prospectus, dated December 30, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Jennison Fund is included in the Fund's SAI, dated December 30, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Jennison Fund's Annual Report to Shareholders for the fiscal year ended February 28, 2006 may be obtained by calling 1-800-225-1852 or by writing to Jennison Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

SPMF (on behalf of the SP Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law, relating to the validity of shares of Jennison Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Jennison Fund.

Independent Registered Public Accounting Firm

The audited financial statements of SP Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of SP Fund for the fiscal year ending October 31, 2005 (File No. 811-08085). The unaudited financial statements of the SP Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the SP Fund to shareholders for the fiscal period ended April 30, 2006 (File No. 811-08085).

The audited financial statements of Jennison Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Jennison Fund for the fiscal year ended February 28, 2006 (File No. 811-09805).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the SP Fund care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

SPMF are not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or SPMF's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of the SP Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of SPMF provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SPMF may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Board of Directors of SPMF intends to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of SPMF by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for the Jennison Fund, dated May 31, 2006 (enclosed).

C	Jennison Fund's Annual Report for the fiscal year ended February 28, 2006 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by and between Strategic Partners Mutual Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Concentrated Growth Fund, a series of the Company (the "Acquired Fund"), and Strategic Partners Opportunity Funds (the "Acquiring Company"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Jennison Select Growth Fund, a series of the Acquiring Company (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the "Acquiring Fund Shares") determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then the Acquired Fund shall dissolve and terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Acquiring Company's agreement and declaration of trust and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be _______, 2007, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company's Custodian, The Bank of New York. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 per share, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Acquiring Company, for the benefit of the Acquiring Fund, by the Company on behalf of the Acquired Fund. The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company, for the benefit of the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended April 30, 2006 (copies of which will be furnished to the Acquiring Company), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles].

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties to the Company, for the benefit of the Acquired Fund, by the Acquiring Company, on behalf of the Acquiring Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a series of the Acquiring Company, a statutory trust duly organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Acquiring Company's agreement and declaration of trust as a separate series of the Acquiring Company.

(b)  The Acquiring Fund is authorized to issue an unlimited number of shares of common stock, par value $0.001 per share of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and under the Acquiring Company's agreement and declaration of trust and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended February 28, 2006 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Company's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended August 31, 2006 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary statutory trust power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g) The Acquiring Company is not a party to or obligated under any provision of the Acquiring Company's agreement and declaration of trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Trustees of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Company in accordance with its terms.

(f)  The Company and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Company and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Acquiring Company, with respect to items in this section that relate to matters of Delaware law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Company is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act (the "Delaware Act") to own all of its properties and assets and to carry on its business in each case as described in its current prospectus, and the Acquiring Fund has been established as a series of the Acquiring Company in accordance with the terms of the Acquiring Company's agreement and declaration of trust, Bylaws and the Delaware Act;

(2)  This Plan has been duly authorized and executed by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Company's Agreement and Declaration of Trust, its Bylaws and the Delaware Act to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Company's agreement and declaration of trust or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Delaware for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company or the Acquiring Fund, that would be required to be disclosed in the Acquiring Company's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquired Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and the Company's charter as a separate series of the Company;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company and the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed;

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company and the Acquiring Company shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company and the Acquiring Company, in form and substance satisfactory to the Company and the Acquiring Company, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Company and the Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or an affiliate.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquiring Company, the Acquired Fund or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, the Acquiring Company, any of their respective officers, directors/trustees, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either of Fund or either Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Company's or the Acquiring Company's shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Company acknowledge that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Company hereunder, and in particular that none of the assets of either Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, on behalf of Strategic Partners Concentrated Growth Fund, and Strategic Partners Opportunity Funds, on behalf of Jennison Select Growth Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC. on behalf of Strategic Partners Concentrated Growth Fund

Attest:	By: Name: Title:

STRATEGIC PARTNERS OPPORTUNITY FUNDS, on behalf of Jennison Select Growth Fund

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED MAY 31, 2006

The Prospectus for Jennison Fund, dated May 31, 2006, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED FEBRUARY 28, 2006

The Annual Report to Shareholders for Jennison Fund for the fiscal year ended February 28, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

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TABLE OF CONTENTS

2	Summary

2	The Proposal

3	Shareholder Voting

3	Comparisons of Important Features

3	The Investment Objectives and Policies of the Funds

4	Comparison of Other Policies

8	Investment Restrictions

9	Risks of Investing in the Funds

11	Federal Income Tax Considerations

11	Comparison of Organizational Structure

16	Management of the Funds

17	Additional Information About the Portfolio Managers

17	Other Accounts Managed by the Portfolio Managers

22	Distribution Plan

22	Valuation

23	Portfolio Holdings

25	Frequent Purchases and Redemptions of Fund Shares

26	Purchases, Redemptions, Exchanges and Distributions

30	SPMF Share Class Designations

30	Fees and Expenses

34	Expense Examples

38	Performance of the Funds

41	Reasons for the Reorganization

43	Information About the Reorganization

43	Closing

43	Expenses Resulting from the Reorganization

43	Tax Consequences of the Reorganization

45	Characteristics of Jennison Fund Shares

45	Capitalization

47	Voting Information

47	Required Vote

48	How to Vote

48	Revocation of Proxies

49	Solicitation of Voting Instructions

49	Principal Holders of Shares

50	Additional Information

50	Miscellaneous

50	Legal Matters

50	Independent Registered Public Accounting Firm

51	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

51	Shareholder Proposals

51	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus for the Jennison Fund dated May 31, 2006 (enclosed)

C-1	Exhibit C – Jennison Fund's Annual Report for the fiscal year ended February 28, 2006 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR
STRATEGIC PARTNERS OPPORTUNITY FUNDS

Dated October 6, 2006

Acquisition of the Net Assets of
Strategic Partners Concentrated Growth Fund,
a series of Strategic Partners Mutual Funds, Inc.
By and in exchange for shares of the
the Jennison Select Growth Fund, a series of Strategic Partners Opportunity Funds

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Strategic Partners Concentrated Growth Fund (SP Fund), a series of the Strategic Partners Mutual Funds, Inc. (SPMF) and the assumptions of the liabilities of the SP Fund in exchange for shares of the Jennison Select Growth Fund, a series of Startegic Partners Opportunity Funds (Jennison Fund and collectively with the SP Fund, the Funds)(the Reorganization).

This SAI consists of this Cover Page, Jennison Fund’s SAI, dated May 31, 2006, and the pro forma financial statements for SP Fund and Jennison Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated October 6, 2006, relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling
1-800-225-1852 or by writing to Jennison Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Company, other materials incorporated by reference herein, and other information regarding the SP Fund, the Company and Jennison Fund.

SAI INCORPORATION BY REFERENCE

The Strategic Partners Opportunity Funds SAI, dated May 31, 2006, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Reorganization (unaudited)

The following tables set forth as of February 28, 2006 the unaudited pro forma Portfolio of Investments, the pro forma Statements of Assets and Liabilities and the pro forma Statement of Operations for the as adjusted giving effect to the proposed Reorganization.

Pro Forma Portfolio of Investments for the Reorganization

February 28, 2006

(Unaudited)

		Pro-forma combined				Pro-forma combined
SP	Jennison	Jennison		SP	Jennison	Jennison
Fund	Fund	Fund		Fund	Fund	Fund
SHARES	SHARES	SHARES		VALUE	VALUE	VALUE

			LONG-TERM INVESTMENTS - 100.1%
			COMMON STOCKS

			Beverages - 3.8%
196,770	47,700	244,470	PepsiCo, Inc.	$11,631,075	$2,819,547	$14,450,622

			Biotechnology - 3.6%
79,000	38,100	117,100	Amgen Inc. (a) (d)	5,963,710	2,876,169	8,839,879
	25,600	25,600	Genentech, Inc. (a)		2,193,664	2,193,664
	39,700	39,700	Gilead Sciences, Inc. (a)		2,472,119	2,472,119
						13,505,662
			Broadcasting & Cable/Satellite TV - 5.2%
110,970		110,970	Clear Channel Communications	3,140,451		3,140,451
339,407		339,407	Univision Communications, Inc. (Class A Shares) (d)	11,353,164		11,353,164
233,730		233,730	XM Satellite Radio Holdings, Inc. (Class A Shares)	5,163,096		5,163,096
						19,656,711
			Capital Markets - 4.2%
577,690	149,200	726,890	Charles Schwab Corp. (The)	9,364,355	2,418,532	11,782,887
	12,800	12,800	Goldman Sachs Group, Inc.		1,808,512	1,808,512
	32,900	32,900	Merrill Lynch & Co., Inc.		2,540,209	2,540,209
						16,131,608
			Commercial Services - 4.6%
327,620		327,620	McGraw-Hill Cos., Inc.	17,393,346		17,393,346

			Communication Equipment - 5.9%
402,100	92,100	494,200	Cisco Systems, Inc. (a)	8,138,504	1,864,104	10,002,608
223,460	40,700	264,160	QUALCOMM, Inc.	10,549,547	1,921,447	12,470,994
						22,473,602
			Computer Services - 4.4%
369,900		369,900	First Data Corp.	16,693,587		16,693,587

			Computers & Peripherals - 0.5%
	26,800	26,800	Apple Computer, Inc. (a)		1,836,872	1,836,872

			Consumer Finance - 2.3%
109,650	54,500	164,150	American Express Co.	5,907,942	2,936,460	8,844,402

			Food & Staples Retailing - 1.6%
	24,600	24,600	Whole Foods Market, Inc.		1,571,448	1,571,448
73,100		73,100	Wrigley, (Wm., Jr.) Co.	4,644,774		4,644,774
						6,216,222
			Gaming/Lodging - 6.0%
110,510		110,510	Carnival Corp. (d)	5,707,841		5,707,841
388,490		388,490	Cendant Corp.	6,456,704		6,456,704
147,390		147,390	Harrah’s Entertainment, Inc.	10,600,289		10,600,289
						22,764,834
			Healthcare Equipment & Supplies - 1.2%
	20,100	20,100	Alcon, Inc.		2,314,716	2,314,716
	50,200	50,200	St. Jude Medical, Inc. (a)		2,289,120	2,289,120
						4,603,836
			Healthcare Providers & Services - 4.6%
168,710	35,000	203,710	Caremark Rx, Inc. (a)	8,393,322	1,741,250	10,134,572
101,780		101,780	Medco Health Solutions, Inc.	5,671,182		5,671,182
	31,400	31,400	UnitedHealth Group, Inc.		1,828,422	1,828,422
						17,634,176
			Hotels, Restaurants, & Leisures - 0.5%
	26,800	26,800	Marriott International, Inc. (Class A Shares)		1,833,120	1,833,120

			Household Products -1.0%
	61,900	61,900	Proctor & Gamble Co.		3,709,667	3,709,667

			Internet Software & Services - 4.7%
	76,500	76,500	eBay, Inc. (a)		3,064,590	3,064,590
12,880	10,500	23,380	Google, Inc. (Class A Shares) (a)	4,670,546	3,807,510	8,478,056
127,500	73,800	201,300	Yahoo!, Inc. (a)	4,087,650	2,366,028	6,453,678
						17,996,324
			Media - 0.5%
	69,400	69,400	Walt Disney Co.		1,942,506	1,942,506

			Medical Products - 3.9%
139,850		139,850	Medtronic, Inc.	7,544,907		7,544,907
158,600		158,600	Stryker Corp.	7,330,492		7,330,492
						14,875,399
			Movies & Entertainment - 3.2%
305,126		305,126	Time Warner, Inc.	5,281,731		5,281,731
171,395		171,395	Viacom, Inc. (Class B Shares)	6,848,944		6,848,944
						12,130,675

Pro Forma Portfolio of Investments for the Reorganization
February 28, 2006

(Unaudited) (Continued)

		Pro-forma combined				Pro-forma combined
SP	Jennison	Jennison		SP	Jennison	Jennison
Fund	Fund	Fund		Fund	Fund	Fund
SHARES	SHARES	SHARES		VALUE	VALUE	VALUE

			Multiline Retail - 2.6%
	32,400	32,400	Federated Department Stores, Inc.		$2,301,696	$2,301,696
105,440	33,000	138,440	Target Corp.	$5,735,936	1,795,200	7,531,136
						9,832,832
			Oil, Gas & Consumable Fuels - 2.7%
	10,600	10,600	Occidental Petroleum Corp.		970,324	970,324
122,960		122,960	Suncor Energy, Inc.	9,191,260		9,191,260
						10,161,584
			Oil Well Services & Equipment - 5.2%
78,010		78,010	Baker Hughes, Inc.	5,302,340		5,302,340
126,120		126,120	Schlumberger Ltd.	14,503,800		14,503,800
						19,806,140
			Pharmaceuticals - 1.7%
	38,400	38,400	Novartis AG, ADR (Switzerland)		2,044,800	2,044,800
	36,900	36,900	Roche Holding Ltd. Spons., ADR (Switzerland)		2,727,445	2,727,445
	37,900	37,900	Sanofi-Aventis, ADR (France)		1,615,677	1,615,677
						6,387,922
			Semiconductors & Semiconductor Equipment - 4.1%
	63,900	63,900	Broadcom Corp. (Class A Shares) (a)		2,881,252	2,881,252
153,690		153,690	Linear Technology Corp.	5,665,013		5,665,013
	46,400	46,400	Marvell Technology Group Ltd (a)		2,840,608	2,840,608
	54,600	54,600	Maxim Integrated Products, Inc.		2,134,314	2,134,314
	74,400	74,400	Texas Instruments, Inc.		2,220,840	2,220,840
						15,742,027
			Software - 8.5%
	82,500	82,500	Adobe Systems, Inc.		3,186,150	3,186,150
164,330	31,700	196,030	Electronic Arts, Inc.	8,540,230	1,647,449	10,187,679
485,416	131,200	616,616	Microsoft Corp.	13,057,690	3,529,280	16,586,970
	44,100	44,100	SAP AG, ADR (Germany)		2,253,510	2,253,510
						32,214,309
			Specialty Finance - 6.8%
313,500		313,500	Freddie Mac	21,126,765		21,126,765
72,080		72,080	Moody’s Corp	4,829,360		4,829,360
						25,956,125
			Specialty Retail - 2.9%
	32,500	32,500	Chico’s FAS, Inc. (a)		1,529,125	1,529,125
117,920	19,900	137,820	Lowe’s Cos., Inc.	8,039,786	1,356,782	9,396,568
						10,925,693
			Telecommunications - 3.3%
202,970		202,970	American Tower Corp. (Class A Shares) (d)	6,460,535		6,460,535
192,110		192,110	Crown Castle International Corp,	6,022,648		6,022,648
						12,483,183
			Textiles, Apparel & Luxury Goods - 0.6%
	57,700	57,700	Coach, Inc. (a)		2,061,044	2,061,044

			TOTAL LONG-TERM INVESTMENTS	291,012,522	89,251,508	380,264,030

			SHORT-TERM INVESTMENTS
			Money Market Mutual Fund - 0.4%

1,671,893		1,671,893	Dryden Core Investments Fund - Taxable Money Market Series (b) (c)	30,101,374	—	30,101,374

			TOTAL SHORT-TERM INVESTMENTS	30,101,374	—	30,101,374

			TOTAL INVESTMENTS - 100.5%	321,113,896	89,251,508	410,365,404

			Liabilities in excess of other assets - (0.5%)	(29,800,863)	(641,178)	(30,442,041)

			NET ASSETS - 100.0%	$291,313,033	$88,610,330	$379,923,363

The following abbreviation is used in the portfolio descriptions:

ADR - American Depositary Receipt

(a) Non-income producing security.

(b) Prudential invests LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.

(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d) All or a portion of security is on loan. The aggregate market value of such securities is $27,286,629; cash collateral of $28,429,481 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

As of this Pro Forma Portfolio of Investments, the Jennison Fund does not expect that it must sell any investments as a result of the Reorganization.

Pro-Forma Statement of Assets and Liabilities for the Reorganization

as of February 28, 2006 (Unaudited)

					Pro Forma Combined
	SP	Jennison	Pro Forma		Jennison
	Fund	Fund	Adjustments		Fund
Assets:
Investments at value, including securities on loan (C):
Unaffiliated investments (A)	$291,012,522	$89,251,508	$—		$380,264,030
Affiliated investments (B)	30,101,374	—	—		30,101,374
Receivable for investment sold	1,314,989	634,980	—		1,949,969
Receivable for Fund share sold	1,304,926	13,498	—		1,318,424
Dividend receivable	271,247	71,871	—		343,118
Foreign tax reclaim receivable	—	22,464	—		22,464
Prepaid expenses and other assets	17,544	5,634	—		23,178
Total Assets	324,022,602	89,999,955	—		414,022,557

Liabilities:
Payable to Broker for Collateral for Securities on Loan	28,429,481	—	—		28,429,481
Payable for Fund shares reacquired	1,939,985	528,233	—		2,468,218
Transfer agent fee payable	1,071,118	52,850	—		1,123,968
Payable to custodian	609,859	463,537	—		1,073,396
Management fee payable	291,699	63,097	—		354,796
Accrued expenses and other liabilities	111,618	218,310	—		329,928
Distribution fee payable	197,838	56,891	—		254,729
Deferred trustees’ fees	57,971	6,707	—		64,678
Total Liabilities	32,709,569	1,389,625	—		34,099,194

Net Assets	$291,313,033	$88,610,330	$—		$379,923,363

Net assets were comprised of :
Share of beneficial interest, at par	$25,748	$12,578	$15,646	(E)	$53,972
Paid in capital, in excess of par	1,226,988,150	240,880,984	(15,646	)(E)	1,467,853,488
	1,227,013,898	240,893,562	—		1,467,907,460
Accumulated net investment loss	(2,973,113)	(6,707)	—		(2,979,820)
Accumulated net realized loss on investments	(987,656,382)	(170,276,035)	—		(1,157,932,417)
Net unrealized appreciation on investments	54,928,630	17,999,510	—		72,928,140
Net assets, February 28, 2006	$291,313,033	$88,610,330	$—		$379,923,363

NET ASSET VALUE:
Class A:
Net Assets	$17,861,668	$18,620,658	$—		$36,482,326
Shares of beneficial interest issued and outstanding	1,393,618	2,558,275	1,059,908	(D)	5,011,801
Net asset value and redemption price per share	$12.82	$7.28	$—		$7.28
Maximum sales charge (5.50% of offering price)	0.75	0.42	—		0.42
Maximum offering price to public	$13.57	$7.70	$—		$7.70

Class B:
Net assets	$4,326,385	$43,520,203	$—		$47,846,588
Shares of beneficial interest issued and outstanding	395,107	6,241,676	225,608	(D)	6,862,391
Net asset value, offering and redemption price per share	$10.95	$6.97	$—		$6.97

Class C :
Net Assets	$42,807,842	$24,220,861	$—		$67,028,703
Shares of beneficial interest issued and outstanding	3,918,962	3,473,725	2,222,766	(D)	9,615,453
Net asset value, offering and redemption price per share	$10.92	$6.97	$—		$6.97

Class L:
Net Assets	$47,776,888	$—	$—		$47,776,888
Shares of beneficial interest issued and outstanding	3,747,325	—	2,815,434	(D)	6,562,759
Net asset value, and redemption price per share	$12.75	$—	$—		$7.28

Class M:
Net Assets	$149,956,267	$—	$—		$149,956,267
Shares of beneficial interest issued and outstanding	13,687,701	—	7,826,828	(D)	21,514,529
Net asset value, and redemption price per share	$10.96	$—	$—		$6.97

Class X:
Net Assets	$28,583,983	$—	$—		$28,583,983
Shares of beneficial interest issued and outstanding	2,605,566	—	1,495,436	(D)	4,101,002
Net asset value, and redemption price per share	$10.97	$—	$—		$6.97

Class Z:
Net Assets	$—	$2,248,608	$—		$2,248,608
Shares of beneficial interest issued and outstanding	—	304,448	—		304,448
Net asset value, and redemption price per share	$—	$7.39	$—		$7.39

(A) Unaffiliated investment at cost	$236,083,892	$71,251,998	$—	$307,335,890
(B) Affiliated investment at cost	$30,101,374	$—	$—	$30,101,374
(C) Securities on loan at value	$27,286,629	$—	$—	$27,286,629

(D) Represents the difference between total additional shares to be issued (See note 2 of Notes to Pro Forma Financial Statements) and current Jennison Fund Shares.

(E) Change in consolidated par amount due to Reorganization.

See notes to Pro Forma Financial Statements.

Pro-Forma Statement of Operations for the Reorganization

for the Annualized Six Months Period Ended February 28, 2006 (Unaudited)

					Pro Forma Combined
	SP	Jennison	Pro Forma		Jennison
	Fund	Fund	Adjustments		Fund

INVESTMENT INCOME (LOSS)
Unaffiliated dividend income	$2,854,939	$704,786	$—		$3,559,725
Affiliated dividend income	9,774	30,206	—		39,980
Affiliated income from securities loaned, net	26,417	—	—		26,417
Interest income	140,055	10,314	—		150,369
Foreign taxes withheld	(770)	(21,234)	—		(22,004)
Total income	3,030,415	724,072	—		3,754,487

EXPENSES
Management fees	2,855,547	806,387	—		3,661,934
Distribution fees - Class A	38,961	43,918	—		82,879
Distribution fees - Class B	38,907	456,148	—		495,055
Distribution fees - Class C	443,006	252,828	—		695,834
Distribution fees - Class L	248,894	—	—		248,894
Distribution fees - Class M	1,567,487	—	—		1,567,487
Distribution fees - Class X	291,854	—	—		291,854
Transfer agent’s fees and expenses (A)	1,843,000	268,000	(693,000	)(B)	1,418,000
Reports to shareholders	198,430	44,000	(50,000	)(B)	192,430
Custodian fees and expenses	55,460	96,000	(33,100	)(B)	118,360
Registration fees	51,592	46,000	(25,000	)(B)	72,592
Legal fees and expenses	22,742	30,000	(15,000	)(B)	37,742
Audit fees	16,766	16,000	(16,500	)(B)	16,266
Trustees’ fees	7,573	16,000	(6,000	)(B)	17,573
Interest	6,103	—	—		6,103
Insurance	11,550	—	—		11,550
Miscellaneous	45,343	20,498	(27,500	)(B)	38,341
Total expense	7,743,215	2,095,779	(866,100)		8,972,894
Less: Advisory fee waivers and expense reimbursements	(1,148,069)	—	648,069	(B)	(500,000)
Net Expenses	6,595,146	2,095,779	(218,031)		8,472,894
Net investment income (loss)	(3,564,731)	(1,371,707)	218,031		(4,718,407)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(18,630,901)	11,711,538	—		(6,919,363)
Futures	—	—	—		—
Options written	—	—	—		—
Foreign currencies	—	—	—		—
	(18,630,901)	11,711,538	—		(6,919,363)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(27,003,900)	4,478,882	—		(22,525,018)
Futures	—	—	—		—
Foreign currencies	—	—	—		—
	(27,003,900)	4,478,882	—		(22,525,018)
Net gain on investments and foreign currencies	(45,634,801)	16,190,420	—		(29,444,381)
Net increase in net assets resulting from operations	$(49,199,531)	$14,818,713	$218,031		$(34,162,787)

(A) Affiliated transfer agent’s fees and expenses:	$1,192,456	$224,318	$(402,408	)(B)	$1,014,366
(B) Reflects savings on fees due to consolidation.

Notes to Pro-Forma

Financial Statements

for the Reorganization

(unaudited)

1.                                      Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at February 28, 2006 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the annualized six months period ended February 28, 2006, reflect the accounts of Jennison Fund (the “acquiring” fund), and SP Fund, (the “target” fund) each a “Fund.”

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of SP Fund in exchange for shares in Jennison Fund.  The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.                                      Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M and X shares of Jennison Select Growth Fund, which would have been issued on February 28, 2006 in connection with the proposed reorganization.  Shareholders of SP Fund would become shareholders of Jennison Fund, receiving shares of Jennison Fund equal to the value of their holdings in the SP Fund. The amount of additional shares assumed to be issued has been calculated based on the February 28, 2006 net assets of SP Fund and Jennison Fund, the net asset value per share of as follows:

Jennison Fund		Net Assets of Target Funds Assets	Per Share
Additional Shares Issued		2/28/06	2/28/06
Class A	1,059,908	$17,861,668	$7.28
Class B	225,608	$4,326,385	$6.97
Class C	2,222,766	$42,807,842	$6.97
Class L	2,815,434	$47,776,888	$7.28
Class M	7,826,828	$149,956,267	$6.97
Class X	1,495,436	$28,583,983	$6.97

3.                                      Pro-Forma Operations – The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Jennison Fund at the combined level of average net assets for the six months period ended February 28, 2006.  The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.                                      Security Valuation – Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.  When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.  Short-term securities which mature in more than 60 days are valued at current market quotations.

5.                                      Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.                                      Taxes - For Federal income tax purposes, the acquiring fund and the target fund is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  SP Fund had a capital loss carry forward of $990,941,119 as of October 31, 2005, of which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.  Jennison Fund had a capital loss carryforward of $169,909,000 as of February 28, 2006.